                                                                   EXHIBIT 10.27


               [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                               STANDARD SUBLEASE
               (SHORT-FORM TO BE USED WITH POST 1995 AIR LEASES)

     1. PARTIES. This Sublease, dated for reference purposes only, May 25, 1999, is made by and between BHMA, Inc., a California Corporation ("Sublessor") and Digital Entertainment Network, Inc., a California Corporation ("Sublessee").

     2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 2236 Barrington Avenue located in the County of Los Angeles, State of California and generally described as (describe briefly the nature of the property) a two-story brick building of approximately 15,400 square feet, including approximately 7,700 square feet of office area on a total site of approximately 11,266 square feet. ("Premises").

     3.   TERM.

          3.1 TERM. The term of this Sublease shall be for Fourteen (14) months and Seventeen (17) days commencing on June 1, 1999 and ending on August 17, 2000 unless sooner terminated pursuant to any provision hereof.

          3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

     4.   RENT.

          4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $20,790.00 in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof a pro-rated amount of $693.00 per day as Base Rent for the remaining days in June after Sublessor surrenders possession of the Premises to Sublessee. Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

          4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $41,580.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

     6.   USE.

          6.1 AGREED USE. The Premises shall be used and occupied only for general office, film production, and any other legally permitted uses (other than general office use) and for no other purpose.

          6.2 COMPLIANCE. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises (other than general office use) or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, or in the event that the Applicable Requirements are hereafter changed, the rights and obligations of Sublessor and Sublessee shall be as provided in Paragraph 2.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

          6.3  ACCEPTANCE OF PREMISES AND LESSEE. Sublessor acknowledges that:

               (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use.

               (b) Sublessee has made a visual inspection with reference to such matters, and

               (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease and in Paragraph 2.2 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

     In addition, Sublessor acknowledges that:

               (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

               (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

          7.   MASTER LEASE

               7.1 Sublessor is the Sublessee of the Premises by virtue of a Sublease between Discus Dental Impressions, Inc., as Sublessor ("First Sublessor") and Sublessor herein, as Sublessee, dated Jan. 12, 1998 (the "First Sublessee"). The First Sublease is a Sublease under a lease dated January 12, 1998 between Frank J. Ardolf, Jr., Trustee of the Frank J. Ardolf Trust dated December 15, 1985 and Drazen Investments and Van J. Kaufman and Gertrude Kaufman as Trustee of the Kaufman Revocable Living Trust, as Landlord ("Master Lessor"), and First Sublessee, as Lessee, dated March 18, 1987 (the "Master Lease").

               7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease and First Sublease.

               7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the First Sublease except for those provisions of the First Sublessee which are directly contradicted by this Sublease in which event the terms of the Sublease document shall control over the First Sublease.
Therefore, for the purposes of this Sublease, wherever in the First Sublease the word Sublessor is used it shall be deemed to mean the Sublessor herein and wherever in the First Sublease the word Sublessee is used it shall be deemed to mean the Sublessee herein.

               7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: 1.1, 1.3, 1.5, 1.6, 1.7, 1.10, Addendum Paragraphs 49, 51, 54.

               7.5 The obligations that Sublessee has assumed under paragraph
7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations." The obligations that Sublessee has not assumed under paragraph
7.4 hereof are hereinafter referred to as the "Sublessor's Remaining

                                  PAGE 1 OF 3
                                    REVISED

(R)1997 - American Industrial Real Estate Association           FORM SBS-1-3/97E

Obligations.

      7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

      7.7 Sublessor agrees to maintain the First Sublease during the entire term of this Sublease, subject, however, to any earlier termination of the First Sublease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

      7.8 Sublessor represents to Sublessee that the Master Lease and First Sublease are in full force and effect and that no notice of default has been given by any Party to the Master Lease or the First Sublease and the lease and sublease attached hereto as Exhibits A7B are true, correct and complete copies of the Master Lease and First Sublease respectively except that rental rates and rental adjustments have been omitted, and there are no other agreements between Master Lessor and First Sublessor nor between First Sublessor and First Sublessee pertaining to the Premises.

  8.  ASSIGNMENT OF SUBLEASE AND DEFAULT.

      8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in the Sublease, subject however to the provisions of Paragraph 8.2 hereof.

      8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease, as such Rent shall become due and payable under the Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

      8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

      8.4 No changes or modifications shall be made to the Sublease without the consent of Master Lessor which shall not be unreasonably withheld or delayed.

   9. CONSENT OF MASTER LESSOR.

      9.1 In the event that the Master Lease and First Sublease requires that Sublessor obtain the consent of Master Lessor and/or First Sublessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor and First Sublessor signs this Sublease thereby giving its consent to this Subletting.

      9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease. Sublessor represents and warrants that the obligations of the Sublessor and First Sublessor under the First Sublease and to its knowledge, the Master Lease, have not been guaranteed by any third party.

      9.3 In the event that Master Lessor and First Sublessor does give such consent then:

         (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

         (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

         (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

         (d) In the event of any Default of Sublessor under the Master Lease, or First Sublease, Master Lessor or First Sublessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or First Sublease, or this Sublease without first exhausting Master Lessor's or First Sublessor's remedies against any other person or entity liable thereon to Master Lessor or First Sublessor.

         (e) Master Lessor may not consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease or First Sublease and without obtaining their consent.

      9.4 The signatures of the Master Lessor and First Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

      9.5 Master Lessor and First Sublessor acknowledges that, to the best of Master Lessor's and First Sublessor's knowledge, no Default presently exists under the Master Lease or First Sublease of obligations to be performed by Sublessor and that the Master Lease and First Sublease are in full force and effect.

      9.6 In the event that First Sublessor Defaults under its obligations to be performed under the Master Lease by First Sublessor or Sublessor defaults under its obligations under the First Sublease, Master Lessor and First Sublessor agree to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right, but not the obligation, to cure any Default of Sublessor or First Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor and First Sublessor.

   10. BROKERS FEE

      10.1 Upon execution hereof by all parties, Sublessor shall pay to Altemus, Warner & Co. a licensed real estate broker, ("Broker") a fee as set forth in a separate agreement between Sublessor and Broker for brokerage services rendered by Broker to Sublessor in this transaction.

      10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

      10.3 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

      10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

      10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under the Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

   11. ATTORNEY'S FEES. If any party of the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

   12. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

   13. Whenever the consent or approval of the Master Lessor is required hereunder, the consent or approval of both the Master Lessor and First Sublessor shall be required. Anything contained herein to the contrary notwithstanding, it is currently understood and agreed that this is a



                                  Page 2 of 3
                                    REVISED
(R)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION          FORM SBS-1-3/97E

Sub-Sublease subject and Subordinate to both the Master Lease and the First Sublease.

14. Other Terms. The following attachments are adopted & incorporated in this Standard Sublease:

     (a) the Addendum to Standard Sublease by and between BHMA, Inc., a California corporation and Digital Entertainment Network, Inc., a California corporation, dated May 25, 1999;

     (b)  the Option to Extend Standard Sublease Addendum;

     (c) the Rider to Standard Sublease, dated May 25, 1999, by and between BHMA, Inc., a California corporation ("Sublessor") and Digital Entertainment Network, Inc. a California corporation ("Sublessee");

     (d) Exhibit A -- Standard Industrial/Commercial Single-Tenant Lease-Gross, by and between Mr. Frank J. Ardolf, Jr., Trustee of the Frank ______________________________ ("Master Lease"); and

     (e) Exhibit B -- Standard Sublease, by and between Discus Dental Impressions, Inc. and BHMA, Inc. ("First Sublease").

________________________________________________________________________________

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

3. WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
________________________________________________________________________________

Executed at: Los Angeles, CA            BHMA, Inc., a California Corporation
_____________________________           ________________________________________

on June      , 1999                     By:
_____________________________           ________________________________________

Address:
_____________________________           By:_____________________________________
                                        "Sublessor" (Corporate Seal)
                                        ("First Sublessee")

_____________________________           ________________________________________

Executed at: Los Angeles, CA            Digital Entertainment Network, Inc.
_____________________________           ________________________________________

on June      , 1999                     By:
_____________________________           ________________________________________

Address:
_____________________________           By:_____________________________________
                                        "Sublessee" (Corporate Seal)
                                        Frank J. Ardolf, Jr., Trustee of the
                                        Frank J. Ardolf Trust Dated December
                                        15, 1995 and Drazon Investments and Van
                                        J. Kaufman and Gertrude Kaufman as
                                        Trustees of the Kaufman Revocable Living
                                        Trust.
___________________________           ________________________________________

Executed at: Los Angeles
_____________________________           ________________________________________

on June      , 1999                     By:
_____________________________           ________________________________________

Address:
_____________________________           By:_____________________________________

                                        "Master Lessor" (Corporate Seal)


Executed at:                            Discus Dental Impressions
_____________________________           ________________________________________

on                                      By:
_____________________________           ________________________________________

Address:
_____________________________           By:_____________________________________
                                        "Master Lessee" (Corporate Seal)
                                        ("First Sublessor")

_____________________________           ________________________________________



Note: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call the make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-3777.


                                  Page 3 of 3
                                    Revised

                         ADDENDUM TO STANDARD SUBLEASE
              BY AND BETWEEN BHMA, INC., A CALIFORNIA CORPORATION
                    AND DIGITAL ENTERTAINMENT NETWORK, INC.,
                            A CALIFORNIA CORPORATION
                              DATED: MAY 25, 1999



13.  PARKING:

     For the term of the Sublease the Sublessee shall have the exclusive use, free of charge, the following parking areas:

     a)  2236 Barrington Ave. - All of the parking located on the property.
     b) 2230 Barrington Ave. - The six (6) southernmost parking spaces (consisting of two (2) three deep tandem spaces) located at the rear of the property.
     c) 2254 Barry Ave. - Four (4) parking spaces the location of which shall be designated by Sublessor.

14.  OPTION(S) TO EXTEND:  SEE ATTACHED.




------------                                                        ------------

------------                                                        ------------

                                   [AIR LOGO]

                              OPTION(S) TO EXTEND
                           STANDARD SUBLEASE ADDENDUM


          Dated  May 25, 1999

          By and Between (SubLessor)  BHMA, Inc., a California Corporation

                         (SubLessee)  Digital Entertainment Network, Inc., a
                                      California Corporation

          Address of Premises:  2236 Barrington Avenue, Los Angeles, CA


Paragraph 14.

A.   OPTION(S) TO EXTEND:

SubLessor hereby grants to SubLessee the option to extend the term of this SubLease for One (1) additional approximately 43 month & 13 day period(s) commencing when the prior term expires and ending on March 31, 2004, upon each and all of the following terms and conditions.

     (i) In order to exercise an option to extend, SubLessee must give written notice of such election to SubLessor and SubLessor must receive the same at least 4 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

     (ii) The provisions of paragraph 39 of the Master Lease, including those relating to SubLessee's Default set forth in paragraph 39.4 of the Master Lease, are conditions of this Option.

     (iii) Except for the provisions of this SubLease granting an option or options to extend the term, all of the terms and conditions of this SubLease except where specifically modified by this option shall apply.

     (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below): (Check Method(s) to be Used and Fill in Appropriately)

[X]  I.   COST OF LIVING ADJUSTMENT(S) (COLA)

     a. On (Fill in COLA Dates): August 18, 2000, and annually thereafter the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [X] CPI W (Urban Wage Earners and Clerical Workers) or [ ] CPI U (All Urban Consumers) for (Fill in Urban Area):

                         Los Angeles-Anaheim-Riverside

All Items (1982-1984 = 100), herein referred to as "CPI"

     b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph
4.1 of the attached SubLease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): [X] the month which is two months prior to the first month of the term of this SubLease as set forth in paragraph
3.1 ("Base Month") or [ ] (Fill in Other "Base Month"): _______ . The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

     c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

     The C.P.I. increases shall be a minimum of three (3%) percent per annum and in no event exceed five (5%) percent per annum.

Initials:  _______                                            Initials:  _______
           _______                                                       _______

                                  Page 1 of 2


(c) 1997 - American Industrial Real Estate Association

                                   REVISED                       FORM OE-2-3/97E

C.  BROKER'S FEE:

     The Broker's specified in paragraph 10.1 shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 10.2 through 10.5 of the Lease.










Initials: _______                                             Initials: _______

          _______                                                       _______

                                  Page 2 of 2

(R) 1997 - American                                             FORM OE-2-3/97E
Industrial Real Estate              REVISED
Association

                           RIDER TO STANDARD SUBLEASE
                               DATED MAY 25, 1999
                                 BY AND BETWEEN
               BHMA, INC., a California Corporation ("Sublessor")
                                      AND
                      DIGITAL ENTERTAINMENT NETWORK, INC.,
                     a California Corporation ("Sublease")

1. By consenting to this Sublease, Master Lessor and First Sublessor each agree not to amend or modify the Master Lease and First Sublease, respectively, or grant any consents thereunder which would adversely affect the rights or increase the obligations of Sublessee under this Sublease without having obtained the prior written consent of Sublessee, which consent may be withheld in the absolute discretion of Sublessee.

2. In the event of any default of either first Sublessor or Sublessor in the performance of its obligations under the Master Lease and/or First Sublease, as applicable, and termination of the same or lawful re-entry or repossession of the Premises by Master Lessor or First Sublessor, then Master Lessor or First Sublessor, as applicable, may, at its option and without being obligated to do so, require Sublessee to attorn to Master Lessor or First Sublessor. In the event Master Lessor or First Sublessor exercises such option, Master Lessor or First Sublessor shall undertake the obligations of Sublessor under the Sublease from the time of the exercise of such option to the date of termination of the Sublease, but Master Lessor or First Sublessor, as applicable, shall not (a) be liable for any prepayment of more than one month's rent or any security deposit paid by Sublessee, to the extent the same has not been delivered to Master Lessor or First Sublessor (b) be liable for any previous act or omission of Sublessor or First Sublessor under the Master Lease or First Sublease or for any other defaults of Sublessor under the Sublease, (c) be subject to any defenses or offsets previously accrued which Sublessee may have against Sublessor or (d) be bound by any changes or modifications made to the Sublease without the written consent of Master Lessor, which consent will not be unreasonably withheld.

3. The Premises shall be delivered to Sublessee in broom clean condition with the security system and all telephone wiring intact. However, Sublessor shall have the right, either prior to or after the Commencement Date, to remove the phone switch from the Premises it being understood and agreed that the phone switch shall be and remain the property of Sublessor.

4. Sublessee shall have the right to sublease or assign its interest in the Sublease so long as the Sublessee is not in default of any terms of the Sublease, First Sublease or Master Lease and Sublessee complies with all terms and conditions of subletting and assigning contained in Section 12 of the Master Lease. If the Master Lessor and First Sublessor consents to Sublessee's subletting or assignment of its rights herein, Sublessor will not withhold its consent.

5. By consenting to this Sublease and subject to the requirements and conditions set forth in Paragraph 7.3(b) of the Master Lease, Master Lessor & Sublessor shall not unreasonably withhold or delay consent for any improvements or alterations by the Sublessee.